UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2008

PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 amends the Current Report on Form 8-K Pike Electric Corporation (the “Company”) filed with the Securities and Exchange Commission on September 3, 2008, concerning the completion of its acquisition of Shaw Energy Delivery Services, Inc., to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K, which were omitted from the Original 8-K pursuant to paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K are filed by herewith as Exhibit 99.1 and hereby incorporated by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP
99.1	Financial Statements of Business Acquired (filed herewith)
99.2	Pro Forma Financial Information (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: November 17, 2008

By: /s/ Anthony K. Slater
Name: Anthony K. Slater
Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
September 1, 2008	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP
99.1	Financial Statements of Business Acquired (filed herewith)
99.2	Pro Forma Financial Information (filed herewith)